UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 GLENRIDGE CONNECTOR, N.E., SUITE 2000, ATLANTA, GEORGIA	30342
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (404) 890-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2013, First Data Corporation (“First Data”) announced the termination of employment of Kevin Kern, an Executive Vice President of First Data.  Mr. Kern will be eligible for benefits under First Data’s Severance/Change in Control Policy (the “Policy”), as amended by Amendment No. 1 to the Policy, which were included as Exhibit 10.27 of First Data’s Annual Report on Form 10-K filed on March 13, 2008 and Exhibit 10.27 of First Data’s Annual Report on Form 10-K filed on March 25, 2009, and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 The following is a list of the Exhibits filed with this report.

Exhibit Number	Description of Exhibit

10.1

First Data Corporation Severance/Change in Control Policy, as adopted July 26, 2005 as amended and restated effective September 24, 2007 (incorporated by reference to Exhibit 10.27 of First Data’s Annual Report on Form 10-K filed on March 13, 2008, Commission File No. 1-11073).

10.2

Amendment No. 1 to the First Data Corporation Severance/Change in Control Policy (incorporated by reference to Exhibit 10.27 of First Data’s Annual Report on Form 10-K filed on March 25, 2009, Commission File No. 1-11073).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary

Date: February 5, 2013